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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 21, 2002
                Date of Report (Date of earliest event reported)



                        PHARMAKINETICS LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


          MARYLAND                      0-11580                  52-1067519
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                             302 WEST FAYETTE STREET
                            BALTIMORE, MARYLAND 21201
              (Address of principal executive offices and zip code)




                                 (410) 385-4500
                         (Registrant's telephone number,
                              including area code)


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ITEM 5. OTHER EVENTS

         PharmaKinetics Laboratories, Inc. (the "Registrant") has entered into an Amendment No. 2 to Agreement and Plan of Merger dated as of November 21, 2002, with Bioanalytical Systems, Inc. and PI Acquisition Corp. (the "Amendment"), as described in the press release issued by the Registrant on November 22, 2002, filed herewith as Exhibit 99.1 and incorporated herein by reference (the "Press Release"). The description of the transaction contemplated by the Merger Agreement contained in the Press Release is qualified in its entirety by reference to the provisions of the Amendment filed as Exhibit 2.1 to this Current Report on Form 8-K.

                                      * * *

                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  Exhibit No.                     Description

                  2.1 Amendment No. 2 to Agreement and Plan of Merger (and Exhibit thereto) dated as of November 21, 2002, by and among the Registrant, Bioanalytical Systems, Inc. and PI Acquisition Corp. (filed herewith).

                  99.1 Press Release dated November 22, 2002 (filed herewith).



                                      * * *


                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHARMAKINETICS LABORATORIES, INC.



Date:  November 25, 2002              By:  /s/ James M. Wilkinson II
                                         ---------------------------------------
                                         James M. Wilkinson, II, Ph.D.
                                         Chief Executive Officer and President



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                                INDEX TO EXHIBITS


Exhibits

         Exhibit No.                         Description
         -----------                         -----------
         2.1               Amendment No. 2 to Agreement and Plan of Merger (and
                           Exhibits thereto) dated as of November 21, 2002, by
                           and among the Registrant, Bioanalytical Systems, Inc.
                           and PI Acquisition Corp. (filed herewith).

         99.1 Press Release dated November 22, 2002 (filed herewith).